SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2011

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AML Communications, Inc.
(Exact name of registrant as specified in Charter)

Delaware	000-27250	77-0130894
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1000 Avenida Acaso Camarillo, California 93012
(Address of Principal Executive Offices) (Zip Code)

(805) 388-1345
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 6, 2011, AML Communications, Inc. (“AML”) issued a press release announcing that its board of directors had determined that a proposal from Microsemi Corporation (“Microsemi”) to acquire all of the outstanding shares of common stock of AML for $2.50 per share in cash constitutes a “Superior Offer” within the meaning of the definitive merger agreement, dated February 13, 2011, among AML, Anaren, Inc. (“Anaren”) and a subsidiary of Anaren.

A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

Additional Information and Where You Can Find It

In connection with the proposed merger with Anaren, AML filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on March 7, 2011.  When completed, a definitive proxy statement and form of proxy will be filed with the SEC and mailed to AML’s stockholders.  Before making any voting decision, AML’s stockholders are urged to read the preliminary proxy statement, and, when available, the definitive proxy statement carefully, as it will contain important information about the company and the proposed merger that stockholders should consider before making a decision about the merger. AML’s stockholders may obtain a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other documents filed by AML with the SEC, without charge, from the SEC’s website (www.sec.gov) or, without charge, from AML by mail or from AML’s website (www.amlj.com).

AML and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction with Anaren.  Certain information regarding such participants is available in the preliminary proxy statement, and will be available in the definitive proxy statement when it is filed.  Additional information regarding AML’s directors and executive officers is also included in AML’s Proxy Statement for its 2010 Annual Meeting of Stockholders filed with the SEC on July 26, 2010.  Each of these documents is, or will be, available free of charge at the SEC’s website at http://www.sec.gov and from AML Communications, Inc., c/o Investor Relations, 1000 Avenida Acaso, Camarillo, California 93012-3775, telephone: 805-388-1345.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated April 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AML Communications, Inc.

Dated: April 6, 2011	By:	/s/ Jacob Inbar
Jacob Inbar
President and CEO